UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 27, 2012

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(state or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street
Sacramento CA 95816
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Text of press release issued by The McClatchy Company dated July 27, 2012, “McClatchy Reports Growth in Second Quarter 2012 Earnings.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2012	The McClatchy Company
	By:	/s/ R. Elaine Lintecum
R. Elaine Lintecum Vice President and Chief Financial Officer